Note 9 - Preferred Shares	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Preferred Stock [Text Block]

9. Preferred shares

A summary of the Company's “Preferred shares” is identified in Note 14 of the Company’s consolidated financial statements for the year ended December 31, 2020, included in the 2020 Annual Report.

On January 29, 2021 and February 8, 2021, the Company redeemed a net amount of $3 million of its Series B Preferred Shares ("Preferred Shares") and, contemporaneously, agreed with its preferred shareholders to reduce the dividend rate of its Preferred Shares to 8% per annum for two years from the 14% per annum level it was set to increase on January 29, 2021. Over the next two years, the Company has also the option to pay the preferred dividends in kind at a rate of 9%. The dividend rate will reset to 14% per annum on January 29, 2023 and the preferred dividends will be payable only in cash.

For the six-month period ended June 30, 2020, the Company declared two consecutive dividends totaling $0.75 million, of which $0.35 million were paid in cash and $0.40 million were paid-in kind. For the six-month period ended June 30, 2021 the Company declared two consecutive dividends totaling $0.57 million, which were paid in cash within the third quarter of 2021.

In addition, $120,000 of preferred deemed dividends were recorded as a result of the redemption of a net amount of $3 million of the Company’s Series B Preferred Shares as described above, representing the difference between (1) the fair value of the consideration transferred to the holders of the Series B Preferred Shares (comprising the cash payment offered) and (2) the carrying amount of the Series B Preferred Shares before the redemption (net of issuance costs).